UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 1, 2006

(Date of earliest event reported)

Morgans Hotel Group Co.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51802	16-1736884
(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue
New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 277-4100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2006, Morgans Hotel Group Co. (“Morgans”) and DLJ MB IV HRH, LLC (“DLJMB”), an affiliate of DLJ Merchant Banking Partners, entered into an amendment (the “Sixth Amendment”) to the Contribution Agreement, dated as of November 7, 2006, as amended, by and between Morgans and DLJMB (the “Original Contribution Agreement”).  The Sixth Amendment extended the date specified in the financing condition of the Original Contribution Agreement (the “Financing Waiver Date”) from 5:00 p.m. on December 1, 2006 to the earlier of (i) 5:00 p.m. on December 2, 2006 and (ii) such time as Morgans and DLJMB shall have entered into an amendment and restatement of the Original Contribution Agreement in a form mutually acceptable to the parties.  Morgans and DLJMB had previously entered into five other amendments to the Original Contribution Agreement extending the Financing Waiver Date successively from 5:00 p.m. on November 20, 2006 to 5:00 p.m. on November 22, 2006, then to 5:00 p.m. on November 28, 2006, then to 5:00 p.m. on November 29, 2006, then to 5:00 p.m. on November 30, 2006, and then to 5:00 p.m. on December 1, 2006.

A copy of the Sixth Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amendment.

On December 2, 2006, Morgans and DLJMB entered into an Amended and Restated Contribution Agreement (the “Amended and Restated Contribution Agreement”), thereby amending and restating the Original Contribution Agreement in its entirety.

The Amended and Restated Contribution Agreement increased the initial capital contributions of the parties.  Subject to the closing of the transactions contemplated by the Amended and Restated Contribution Agreement, DLJMB and its affiliates will contribute an aggregate of $120 million of capital upon the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of May 11, 2006, by and among Morgans, MHG HR Acquisition Corp., Hard Rock Hotel, Inc. (“HRH”) and Peter A. Morton, the Purchase and Sale Agreement and Joint Escrow Instructions, dated May 11, 2006, by and between Morgans Group LLC and PM Realty, LLC, the Purchase and Sale Agreement and Joint Escrow Instructions, dated May 11, 2006, by and between Morgans Group LLC and Red, White and Blue Pictures, Inc. and the Purchase and Sale Agreement, dated May 11, 2006, by and between Morgans Group LLC and HR Condominium Investors (Vegas), L.L.C.  (together, the “Transaction Agreements”) in exchange for a two-thirds equity interest in the joint venture to be formed by the parties and certain of their affiliates (the “Venture”). Morgans and its affiliates will contribute an aggregate of $60 million upon the consummation of the transactions contemplated by the Transaction Agreements in exchange for a one-third equity interest in the Venture, provided, that (a) the escrow deposits in the aggregate amount of $50 million that Morgans made pursuant to the Transaction Agreements, plus interest accrued thereon, which will be credited towards the purchase price under the Transaction Agreements and (b) the out-of-pocket costs and expenses paid by Morgans prior to the date of the Amended and Restated Contribution Agreement in connection with the Contribution Agreement, the Transaction Agreements and the transactions contemplated hereby and thereby (the sum of the amounts in clauses (a) and (b), the “Applied Amount”) together will be deemed to constitute Morgans’ initial capital contribution if the Applied Amount equals or exceeds $60 million at the closing.  Pursuant to the Amended and Restated Contribution Agreement, the parties agreed that, at the closing of the transactions contemplated by the Amended and Restated Contribution Agreement, the Venture will pay Morgans the entire amount by which the Applied Amount exceeds $60 million, if any.

The Amended and Restated Contribution Agreement also eliminates the financing condition (which was included in the Original Contribution Agreement) pursuant to which DLJMB could terminate the Original Contribution Agreement if, by the “Financing Waiver Date”, DLJMB was not satisfied, in its sole and absolute discretion, that the Venture would receive financing sufficient on or before February 11, 2007 to permit it to (a) consummate the transactions contemplated by the Transaction Agreements, (b) finance the ongoing operations of the Venture, (c) finance the proposed expansion of the Hard Rock Hotel & Casino and (d) pay other costs that DLJMB considers necessary or appropriate.  The financing condition also provided that Morgans could terminate the Contribution Agreement for any reason at any time on or before the Financing Waiver Date, provided, that if Morgans so terminated the Original Contribution Agreement and, prior to June 11, 2007 consummated the transactions contemplated by the Transaction Agreements with a third party equity investor, then Morgans would pay to DLJMB its reasonable out-of-pocket costs and expenses upon consummation of such transaction.  The Amended and Restated Contribution Agreement also provides that the closing of the transactions contemplated by the Amended and Restated Contribution Agreement is subject to certain customary conditions, including certain conditions to the closings of the transactions contemplated by the Transaction Agreements (such as the satisfaction of HRH’s outstanding debt obligations), the concurrent closing of the transactions contemplated by the Transaction Agreements, and receipt of necessary gaming approvals.

A copy of the Amended and Restated Contribution Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Amended and Restated Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Contribution Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits:

Exhibit No.	Exhibit Description
10.1	Amendment no. 6 to Contribution Agreement, dated December 1, 2006, by and between Morgans Hotel Group Co. and DLJ MB IV HRH, LLC.

10.2	Amended and Restated Contribution Agreement, dated December 2, 2006, by and between Morgans Hotel Group Co. and DLJ MB IV HRH, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

Date: December 5, 2006	By:	/s/ Richard Szymanski
Richard Szymanski
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
10.1	Amendment no. 6 to Contribution Agreement, dated December 1, 2006, by and between Morgans Hotel Group Co. and DLJ MB IV HRH, LLC.

10.2	Amended and Restated Contribution Agreement, dated December 2, 2006, by and between Morgans Hotel Group Co. and DLJ MB IV HRH, LLC.